UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2025

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1500 District Avenue, Burlington, MA 01803
(Address of principal executive offices) (Zip Code)

(617) 600-7373

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NERV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on April 10, 2024, Minerva Neurosciences, Inc. (the “Company”) received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the last 31 consecutive business days, the Company’s minimum Market Value of Listed Securities was below the minimum of $35 million required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”).

On January 10, 2025, the Company received a notice from Nasdaq indicating that following the Company’s previously disclosed hearing before the Nasdaq Hearings Panel (the “Panel”) on December 10, 2024, the Panel has granted the Company’s request for continued listing on Nasdaq, subject to the following: (1) on or before March 31, 2025, the Company will have filed a public disclosure describing the transactions undertaken by the Company to achieve compliance and demonstrate long-term compliance with Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”), which requires issuers listed on The Nasdaq Capital Market to maintain minimum stockholders’ equity of $2.5 million, and will have provided an indication of the Company’s equity following those transactions; and (2) on or before March 31, 2025, the Company must have provided the Panel with income projections for the next 12 months, with all underlying assumptions clearly stated, and evidence compliance with all applicable criteria for continued listing on The Nasdaq Capital Market.

The Company is working to prepare and file, as applicable, the documents described above by March 31, 2025 to enable the Company to regain compliance with Nasdaq’s listing standards. Notwithstanding, there can be no assurance that the Company will be able to regain compliance with Nasdaq’s listing standards, including the continued listing requirements under the Equity Rule or the MVLS Rule, that the Company will be able to maintain compliance with the other continued listing requirements set forth in Nasdaq’s listing standards or that the Company will be able to continue its listing on Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA NEUROSCIENCES, INC.

Dated: January 13, 2025	By:	/s/ Frederick Ahlholm
	Name:	Frederick Ahlholm
	Title:	Chief Financial Officer